EXHIBIT 99.1

Lenco Mobile Inc. and Subsidiary File for Reorganization

SEATTLE, Sept. 8, 2014 /PRNewswire/ -- Lenco Mobile Inc. (LNCM) today announced that it has filed to reorganize its business operations under Chapter 11 of the federal Bankruptcy Code. Lenco's wholly owned subsidiary, Archer USA Inc., has also filed for reorganization under Chapter 11.

Lenco and Archer have multiple objectives for pursuing reorganization under Chapter 11, including restructuring and strengthening their balance sheets and simplifying Lenco's capital structure.  Lenco and Archer intend to continue to operate their current businesses in the ordinary course during the reorganization process.

About Lenco Mobile Inc.

Lenco Mobile Inc. provides consulting and technical services, together with proprietary technology, for the fast-growing market for mobile marketing and mobile customer engagement applications.  The company provides customers, including leading wireless carriers, consumer brands and enterprises, with turnkey solutions to attract, retain and monetize relationships with customers.  Lenco Mobile offers brand owners the ability to design, manage, and execute mobile-based marketing campaigns through a variety of technologies, including MMS messaging with improved messaging throughput, better quality, and reduced bandwidth usage on a per message basis.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as "expects", "anticipates", "intends", "plans", "goals", "believes", "will" and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. Lenco and Archer cautions readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

For Lenco and Archer, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to Lenco's and Archer's filing under Chapter 11 of the Bankruptcy Code, including risks related to obtaining approval and confirmation of Lenco's and Archer's plan of reorganization, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our securities; risks related to the ongoing transition of our business; the risk of management or key employees departing the company; the impact of uncertainty regarding our ability to continue as a going concern on our liquidity and prospects; uncertainty concerning the ultimate success of our efforts to secure working capital; the impact of our restructuring on our ability to execute potential divestitures of certain assets and/or subsidiaries; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q.  Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.